UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 21, 2024

BEL FUSE INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey	0-11676	22-1463699
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Executive Drive, Suite 300, West Orange, New Jersey	07052
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (201) 432-0463

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A Common Stock ($0.10 par value)	BELFA	Nasdaq Global Select Market
Class B Common Stock ($0.10 par value)	BELFB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.

On February 21, 2024, Bel Fuse Inc. ("Bel" or the "Company") issued a press release regarding results for the three and twelve months ended December 31, 2023.  A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On February 21, 2024, the Board of Directors of the Company approved a share repurchase program (the “Repurchase Program”), pursuant to which the Company is authorized to repurchase up to $25.0 million of shares of the Company’s outstanding Class A Common Stock, par value $0.10 per share (the “Class A Stock”) and Class B Common Stock, par value $0.10 per share (the “Class B Stock”, and collectively with the Class A Common Stock, the “Common Stock”). The aggregate $25.0 million available for repurchases under the Repurchase Program has been suballocated for purchases of Class A Shares and Class B shares in portions of $4.0 million and $21.0 million, respectively, prorated to take into account the number of outstanding shares of each respective class. Shares of Common Stock may be Repurchased pursuant to the Repurchase Program in open market, privately negotiated or block transactions or otherwise from time to time, depending upon market conditions and other factors, and in accordance with applicable law and regulations of the Securities and Exchange Commission, including Rule 10b-18 of the Securities Exchange Act of 1934, as amended.

All shares of Common Stock repurchased pursuant to the Repurchase Program will be cancelled and be available for use and reissuance as and when determined by the Board of Directors including, without limitation, pursuant to the Company’s 2020 Equity Compensation Plan or in connection with the administration of any other employee benefit plan maintained by the Company.

The Repurchase Program has no expiration date. The Repurchase Program does not obligate the Company to repurchase any dollar amount or number of shares, and the Repurchase Program may be suspended or terminated at any time. The timing and actual number of shares repurchased will depend on a variety of factors including price, market conditions, corporate and regulatory requirements and the consideration of other uses of cash including other investment opportunities. Information regarding share repurchases will be available in the Company’s periodic reports on Form 10-Q and 10-K filed with the Securities and Exchange Commission as required by the applicable rules promulgated under the Securities Exchange Act of 1934, as amended.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

As described in Item 2.02 of this Report, the following Exhibit 99.1 is furnished as part of this Current Report on Form 8-K:

99.1   Press Release of Bel Fuse Inc. dated February 21, 2024, related to the financial results of the Company for the fourth quarter and year ended December 31, 2023, furnished hereto.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2024	BEL FUSE INC.
(Registrant)

By:	/s/Daniel Bernstein
Daniel Bernstein
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by the Company, dated February 21, 2024 related to the financial results of the Company for the three and twelve months ended December 31, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)